UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

First Amended

Form 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 21, 2012 (February 10, 2012)

DISCOUNT DENTAL MATERIALS, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-54381 (Commission File Number)	26-1974399 (I.R.S. Employer Identification No.)

92 Corporate Park, C-141 Irvine, CA 92606 (Address of principal executive offices) (zip code)

(949) 415-7478 (Registrant’s telephone number, including area code)

2909 Thornton Avenue Burbank, CA 91504 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       .   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to the Current Report on Form 8-K of Discount Dental Materials, Inc., as filed with the Securities and Exchange Commission on February 10, 2012, is being filed to include as Exhibit 16.1 the letter from Li & Company, P.C. dated February 13, 2012.

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01

Changes in Registrant’s Certifying Accountant

Dismissal of Previous Independent Registered Public Accounting Firm

On February 10, 2012, our Board of Directors approved the dismissal of Li & Company, PC as our independent auditor, effective immediately, and notified them of such dismissal.

Li & Company, P.C.’s reports on our financial statements as of and for the fiscal year ended November 30, 2011 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal year ended November 30, 2011 and through Li & Company, P.C.’s dismissal on February 10, 2012, there were (1) no disagreements with Li & Company, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Li & Company, P.C., would have caused Li & Company, P.C. to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

We furnished Li & Company, P.C. with a copy of this disclosure on February 10, 2012, providing Li & Company, P.C. with the opportunity to furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by us herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. A copy of Li & Company, P.C.’s letter to the SEC is filed as Exhibit 16.1 to this Report.

Engagement of New Independent Registered Public Accounting Firm

Concurrent with the decision to dismiss Li & Company, P.C.as our independent auditor, the Board of Directors appointed Windes & McClaughry Accountancy Corporation (“Windes”) as our independent auditor.

During the year ended June 30, 2011 and through the date hereof, neither the Company nor anyone acting on its behalf consulted Windes with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company or oral advice was provided that Windes concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter dated February 13, 2012 from Li & Company, P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 21, 2012	Discount Dental Materials, Inc.
a Nevada corporation
/s/ Gerald A. DeCiccio
By: Gerald A. DeCiccio
Its: Chief Executive Officer

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